UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 14, 2006

Date of Report

(Date of earliest event reported)

CORE-MARK HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 14, 2006, Core-Mark Holding Company, Inc. (the “Company”) issued a press release announcing its results of operations for its fourth quarter of 2005 and its fiscal year ended December 31, 2005. The Company also announced the filing of its Form 10-K, which reflects the previously announced restatements to the Company’s financials for the period from August 23, 2004 until December 31, 2004 and for the first three quarters of 2005. The text of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated April 14, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ James E. Wall
James E. Wall
Senior Vice President – Chief Financial Officer

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EXHIBIT INDEX

Number	Description
99.1	Press Release Core-Mark Holding Company, Inc. dated April 14, 2006.

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